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                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                   SUPPLEMENT
                              DATED AUGUST 3, 2007

                                       TO

                       MEMBERS(R) VARIABLE UNIVERSAL LIFE
                     MEMBERS(R) VARIABLE UNIVERSAL LIFE II
                            ULTRA VERS-ALL LIFE(SM)

                         PROSPECTUSES DATED MAY 1, 2007

This supplement updates the prospectuses for the variable life insurance policies listed above, and contains information that you should read and maintain for future reference.

                                     MERGER

Subject to state and federal regulatory approval and tax rulings, the company that issued your variable life insurance policy, CUNA Mutual Life Insurance Company ("CMLIC"), will merge with and into CUNA Mutual Insurance Society ("CMIS") on or about December 31, 2007. Both CMLIC and CMIS are mutual life insurance companies incorporated in Iowa.

Upon consummation of the merger, CMLIC's separate corporate existence will cease by operation of law, and CMIS will assume legal ownership of all of the assets of CMLIC, including those relating to CUNA Mutual Life Variable Account that currently funds the variable life insurance policies issued by CMLIC (the "Policies"). As a result of the merger, CMIS also will become responsible for all of CMLIC's obligations and liabilities, including those created under the Policies. The Policies will thereby become variable life insurance policies funded by a separate account of CMIS, and each Policy owner will become a policy owner of CMIS.

The merger will not cause any change in any of the terms or provisions of the Policies. CMLIC does not expect the merger to dilute or otherwise adversely affect the economic interests of the CMLIC Policy owners or have any tax consequences to Policy owners.

                               *       *       *

If you would like an additional copy of the prospectus for your Policy, please call us at 1-800-798-5500 or write our Home Office at 2000 Heritage Way, Waverly, Iowa 50677.

017-0032-0707